Offerings - Offering: 1	Jan. 26, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 78,757,417.20
Amount of Registration Fee	$ 10,876.40
Offering Note	Calculated as the aggregate maximum purchase price for shares of common stock, par value $0.01 per share, of Carlyle Credit Solutions, Inc. ("Shares"), based upon the net asset value per Share as of November 30, 2025, of $18.84. This amount is based upon the offer to purchase up to 4,180,330 Shares.